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                                                               EXHIBIT 23.1






INDEPENDENT AUDITORS' CONSENT



Enserch Exploration, Inc.:

We consent to the incorporation by reference in Registration
Statement No. 33-57715 of Enserch Exploration, Inc. on Form S-8 of our report dated February 10, 1995, appearing in this Annual Report on Form 10-K of Enserch Exploration, Inc. for the year ended
December 31, 1994.



DELOITTE & TOUCHE LLP

Dallas, Texas
March 29, 1995